Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) made as of the 4th day of February, 2011, by and among DUPONT FABROS TECHNOLOGY, L.P., a Maryland limited partnership (“Borrower”), DUPONT FABROS TECHNOLOGY, INC., a Maryland corporation (“REIT”), the parties executing below as Subsidiary Guarantors (the “Subsidiary Guarantors”; REIT and the Subsidiary Guarantors, collectively the “Guarantors”), KEYBANK NATIONAL ASSOCIATION, a national banking association (“KeyBank”), THE OTHER LENDERS WHICH ARE SIGNATORIES HERETO (KeyBank and the other lenders which are signatories hereto, collectively, the “Lenders”), and KEYBANK NATIONAL ASSOCIATION, a national banking association, as Administrative Agent for the Lenders (the “Agent”).

W I T N E S S E T H:

WHEREAS, Borrower, Agent and certain of the Lenders entered into that certain Credit Agreement dated as of May 6, 2010 (the “Credit Agreement”); and

WHEREAS, Borrower has requested that the Agent and the Lenders make certain modifications to the terms of the Credit Agreement; and

WHEREAS, the Agent and the Lenders have agreed to make such modifications subject to the execution and delivery by Borrower and Guarantors of this Amendment.

NOW, THEREFORE, for and in consideration of the sum of TEN and NO/100 DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby covenant and agree as follows:

1. Definitions. All the terms used herein which are not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

2. Modification of the Credit Agreement. Borrower, the Lenders and Agent do hereby modify and amend the Credit Agreement as follows:

(a) By inserting the following definitions in §1.1 of the Credit Agreement, in the appropriate alphabetical order:

“Applicable Margin. On any date the Applicable Margin for LIBOR Rate Loans and Base Rate Loans shall be as set forth below based on the ratio of the Consolidated Total Indebtedness to the Borrower’s Gross Asset Value:

Pricing Level	Ratio	LIBOR Rate Loans	Base Rate Loans

Pricing Level 1	Less than or equal to 35%	3.25%	1.25%

Pricing Level 2	Greater than 35% but less than or equal to 45%	3.50%	1.50%

Pricing Level 3	Greater than 45% but less than or equal to 55%	3.75%	1.75%

Pricing Level 4	Greater than 55%	4.25%	2.25%

The initial Applicable Margin shall be at Pricing Level 1. The Applicable Margin shall not be adjusted based upon such ratio, if at all, until the first (1st) day of the first (1st) month following the delivery by REIT to the Agent of the Compliance Certificate after the end of a calendar quarter. In the event that REIT shall fail to deliver to the Agent a quarterly Compliance Certificate on or before the date required by §7.4(c), then without limiting any other rights of the Agent and the Lenders under this Agreement, the Applicable Margin for Loans shall be at Pricing Level 4 until such failure is cured within any applicable cure period, or waived in writing by the Required Lenders, in which event the Applicable Margin shall adjust, if necessary, on the first (1st) day of the first (1st) month following receipt of such Compliance Certificate.

Pricing Level. Such term shall have the meaning established within the definition of Applicable Margin.”

(b) By deleting in its entirety the definition of “LIBOR”, appearing in §1.1 of the Credit Agreement, and inserting in lieu thereof the following:

“LIBOR. For any LIBOR Rate Loan for any Interest Period, the average rate as shown in Reuters Screen LIBOR01 Page (or any successor service, or if such Person no longer reports such rate as determined by Agent, by another commercially available source providing such quotations approved by Agent) at which deposits in U.S. dollars are offered by first class banks in the London Interbank Market at approximately 11:00 a.m. (London time) on the day that is two (2) LIBOR Business Days prior to the first day of such Interest Period with a maturity approximately equal to such Interest Period and in an amount approximately equal to the amount to which such Interest Period relates, adjusted for reserves and taxes if required by future regulations. If such service or such other Person approved by Agent described above no longer reports such rate or Agent determines in good faith that the rate so reported no longer accurately reflects the rate available to Agent in the London Interbank Market, Loans shall accrue interest at the Base Rate plus the Applicable Margin for such Loan. For any period during which a Reserve Percentage shall apply, LIBOR with respect to LIBOR Rate Loans shall be equal to the amount determined above divided by an amount equal to 1 minus the Reserve Percentage.”

(c) By deleting the words and numbers “three percent (3%)” appearing in the ninth (9th) line of §2.5(c) of the Credit Agreement, and inserting in lieu thereof the words “the Applicable Margin”.

(d) By deleting in their entirety §§2.6(a) and (b) of the Credit Agreement, and inserting in lieu thereof the following:

“§2.6 Interest on Loans.

(a) Each Base Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the date on which such Base Rate Loan is repaid or converted to a LIBOR Rate Loan at the rate per annum equal to the greater of (i) the sum of the Base Rate plus the Applicable Margin and (ii) the sum of LIBOR determined for a thirty (30) day Interest Period plus the Applicable Margin.

(b) Each LIBOR Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of each Interest Period with respect thereto at the rate per annum equal to the sum of LIBOR determined for such Interest Period plus the Applicable Margin.”

(e) By deleting the words and numbers “four and one-half percent (4.5%)” appearing in the sixth (6th) line of §2.10(e) of the Credit Agreement, and inserting in lieu thereof the words “the Applicable Margin for LIBOR Rate Loans”.

3. References to Credit Agreement. All references in the Loan Documents to the Credit Agreement shall be deemed a reference to the Credit Agreement, as modified and amended herein.

4. Acknowledgment of Borrower and Guarantors. Borrower and Guarantors hereby acknowledge, represent and agree that the Loan Documents, as modified and amended herein, remain in full force and effect and constitute the valid and legally binding obligation of Borrower and Guarantors, as applicable, enforceable against Borrower and Guarantors in accordance with their respective terms, and that the execution and delivery of this Amendment does not constitute, and shall not be deemed to constitute, a release, waiver or satisfaction of Borrower’s or any Guarantor’s obligations under the Loan Documents.

5. Representations and Warranties. Borrower and Guarantors represent and warrant to Agent and the Lenders as follows:

(a) Authorization. The execution, delivery and performance of this Amendment and the transactions contemplated hereby (i) are within the authority of Borrower and Guarantors, (ii) have been duly authorized by all necessary proceedings on the part of the Borrower and Guarantors, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which any of the Borrower or Guarantors is subject or any judgment, order, writ, injunction, license or permit applicable to any of the Borrower or Guarantors, (iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the partnership agreement or certificate, certificate of formation, operating agreement, articles of incorporation or other charter documents or bylaws of, or any mortgage, indenture, agreement, contract or other instrument binding upon, any of the Borrower or Guarantors or any of their respective properties or to which any of the Borrower or Guarantors is subject, and (v) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of any of the Borrower or Guarantors.

(b) Enforceability. The execution and delivery of this Amendment are valid and legally binding obligations of Borrower and Guarantors enforceable in accordance with the respective terms and provisions hereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and the effect of general principles of equity.

(c) Approvals. The execution, delivery and performance of this Amendment and the transactions contemplated hereby do not require the approval or consent of any Person or the authorization, consent, approval of or any license or permit issued by, or any filing or registration with, or the giving of any notice to, any court, department, board, commission or other governmental agency or authority other than those already obtained and any disclosure filings with the SEC as may be required with respect to this Amendment.

(d) Reaffirmation. Borrower and Guarantors reaffirm and restate as of the date hereof each and every representation and warranty made by the Borrower and Guarantors and their respective Subsidiaries in the Loan Documents or otherwise made by or on behalf of such Persons in connection therewith except for representations or warranties that expressly relate to an earlier date.

6. No Default. By execution hereof, the Borrower and Guarantors certify that as of the date of this Amendment and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

7. Waiver of Claims. Borrower and Guarantors acknowledge, represent and agree that none of such Persons has any defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever arising on or before the date hereof with respect to the Loan Documents, the administration or funding of the Loan or with respect to any acts or omissions of Agent or any Lender, or any past or present officers, agents or employees of Agent or any Lender pursuant to or relating to the Loan Documents, and each of such Persons does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action arising on or before the date hereof, if any.

8. Ratification. Except as hereinabove set forth, all terms, covenants and provisions of the Credit Agreement remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Loan Documents as modified and amended herein. Guarantors hereby consent to the terms of this Amendment. Nothing in this Amendment or any other document delivered in connection herewith shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness evidenced by the Notes or the other obligations of Borrower and Guarantors under the Loan Documents.

9. Effective Date. This Amendment shall be deemed effective and in full force and effect as of the date hereof upon the execution and delivery of this Amendment by Borrower, REIT, Agent and all of the Lenders. The Borrower will pay the reasonable fees and expenses of

Agent in connection with this Amendment in accordance with Section 15 of the Credit Agreement. All interest and fees accrued prior to the date of this Amendment under provisions of the Credit Agreement modified by this Amendment shall remain payable at the due dates set forth in the Credit Agreement.

10. Amendment as Loan Document. This Amendment shall constitute a Loan Document.

11. Counterparts. This Amendment may be executed in any number of counterparts which shall together constitute but one and the same agreement.

12. MISCELLANEOUS. THIS AMENDMENT SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Credit Agreement.

IN WITNESS WHEREOF, the parties hereto have hereto set their hands and affixed their seals as of the day and year first above written.

BORROWER:

DUPONT FABROS TECHNOLOGY, L.P., a Maryland limited partnership

By:	Dupont Fabros Technology, Inc., a Maryland corporation, its sole General Partner

	By:	/s/ Hossein Fateh
Hossein Fateh, Chief Executive Officer

REIT:

DUPONT FABROS TECHNOLOGY, INC., a Maryland corporation, as Guarantor

By:	/s/ Hossein Fateh
Name:	Hossein Fateh
Title:	President and Chief Executive Officer

SUBSIDIARY GUARANTORS:

GRIZZLY EQUITY LLC, a Delaware limited liability company,

By:	DuPont Fabros Technology, L.P., a Maryland limited partnership, its Managing Member

	By:	DuPont Fabros Technology, Inc., a Maryland corporation, its General Partner

		By:	/s/ Hossein Fateh
		Name:	Hossein Fateh
		Title:	President and Chief Executive Officer

GRIZZLY VENTURES LLC, a Delaware limited liability company,

By:	Grizzly Equity LLC, a Delaware limited liability company, its Managing Member

	By:	DuPont Fabros Technology, L.P., a Maryland limited partnership, its Managing Member

		By:	DuPont Fabros Technology, Inc., a Maryland corporation, its General Partner

			By:	/s/ Hossein Fateh
			Name:	Hossein Fateh
			Title:	President and Chief Executive Officer

LEMUR PROPERTIES LLC, a Delaware limited liability company

By:	DuPont Fabros Technology, L.P., a Maryland limited partnership, its Managing Member

	By:	DuPont Fabros Technology, Inc., a Maryland corporation, its General Partner

		By:	/s/ Hossein Fateh
		Name:	Hossein Fateh
		Title:	President and Chief Executive Officer

PORPOISE VENTURES LLC, a Delaware limited liability company

By:	DuPont Fabros Technology, L.P., a Maryland limited partnership, its Managing Member

	By:	DuPont Fabros Technology, Inc., a Maryland corporation, its General Partner

		By:	/s/ Hossein Fateh
		Name:	Hossein Fateh
		Title:	President and Chief Executive Officer

QUILL EQUITY LLC, a Delaware limited liability company

By:	DuPont Fabros Technology, L.P., a Maryland limited partnership, its Managing Member

	By:	DuPont Fabros Technology, Inc., a Maryland corporation, its General Partner

		By:	/s/ Hossein Fateh
Name: Hossein Fateh
		Title:	President and Chief Executive Officer

RHINO EQUITY LLC, a Delaware limited liability company

By:	DuPont Fabros Technology, L.P., a Maryland limited partnership, its Managing Member

	By:	DuPont Fabros Technology, Inc., a Maryland corporation, its General Partner

		By:	/s/ Hossein Fateh
		Name:	Hossein Fateh
		Title:	President and Chief Executive Officer

TARANTULA INTERESTS LLC, a Delaware limited liability company

By:	DuPont Fabros Technology L.P., a Maryland limited partnership, its Managing Member

	By:	DuPont Fabros Technology, Inc., a Maryland corporation, its General Partner

		By:	/s/ Hossein Fateh
		Name:	Hossein Fateh
		Title:	President and Chief Executive Officer

TARANTULA VENTURES LLC, a Delaware limited liability company

By:	Tarantula Interests, LLC, a Delaware limited liability company, its Managing Member

	By:	DuPont Fabros Technology, L.P., a Maryland limited partnership, its Managing Member

		By:	DuPont Fabros Technology, Inc., a Maryland corporation, its General Partner

			By:	/s/ Hossein Fateh
			Name:	Hossein Fateh
			Title:	President and Chief Executive Officer

WHALE HOLDINGS LLC, a Delaware limited liability company,

By:	DuPont Fabros Technology, L.P., a Maryland limited partnership, its Managing Member

	By:	DuPont Fabros Technology, Inc., a Maryland corporation, its General Partner

		By:	/s/ Hossein Fateh
		Name:	Hossein Fateh
		Title:	President and Chief Executive Officer

WHALE INTERESTS LLC, a Delaware limited liability company,

By:	Whale Holdings LLC, a Delaware limited liability company, its Managing Member

	By:	DuPont Fabros Technology, L.P., a Maryland limited partnership, its Managing Member

		By:	DuPont Fabros Technology, Inc., a Maryland corporation, its General Partner

			By:	/s/ Hossein Fateh
			Name:	Hossein Fateh
			Title:	President and Chief Executive Officer

WHALE VENTURES LLC, a Delaware limited liability company

By:	Whale Interests LLC, a Delaware limited liability company, its Managing Member

	By:	Whale Holdings LLC, a Delaware limited liability company, its Managing Member

		By:	DuPont Fabros Technology, L.P., a Maryland limited partnership, its Managing Member

			By:	DuPont Fabros Technology, Inc., a Maryland corporation, its General Partner

				By:	/s/ Hossein Fateh
				Name:	Hossein Fateh
				Title:	President and Chief Executive Officer

YAK MANAGEMENT LLC, a Delaware limited liability company,

By:	DuPont Fabros Technology, L.P., a Maryland limited partnership, its Managing Member

	By:	DuPont Fabros Technology, Inc., a Maryland corporation, its General Partner

		By:	/s/ Hossein Fateh
		Name:	Hossein Fateh
		Title:	President and Chief Executive Officer

YAK INTERESTS LLC, a Delaware limited liability company,

By:	Yak Management LLC, a Delaware limited liability company, its Managing Member

	By:	DuPont Fabros Technology, L.P., a Maryland limited partnership, its Managing Member

		By:	DuPont Fabros Technology, Inc., a Maryland corporation, its General Partner

			By:	/s/ Hossein Fateh
			Name:	Hossein Fateh
			Title:	President and Chief Executive Officer

XERES MANAGEMENT LLC, a Delaware limited liability company,

By:	DuPont Fabros Technology, L.P., a Maryland limited partnership, its Managing Member

	By:	DuPont Fabros Technology, Inc., a Maryland corporation, its General Partner

		By:	/s/ Hossein Fateh
		Name:	Hossein Fateh
		Title:	President and Chief Executive Officer

XERES INTERESTS LLC, a Delaware limited liability company,

By:	Xeres Management LLC, a Delaware limited liability company, its Managing Member

	By:	DuPont Fabros Technology, L.P., a Maryland limited partnership, its Managing Member

		By:	DuPont Fabros Technology, Inc., a Maryland corporation, its General Partner

			By:	/s/ Hossein Fateh
			Name:	Hossein Fateh
			Title:	President and Chief Executive Officer

FOX PROPERTIES LLC, a Delaware limited liability company

By:	DuPont Fabros Technology, L.P., a Maryland limited partnership, its Managing Member

	By:	DuPont Fabros Technology, Inc., a Maryland corporation, its General Partner

		By:	/s/ Hossein Fateh
		Name:	Hossein Fateh
		Title:	President and Chief Executive Officer

LENDERS:

KEYBANK NATIONAL ASSOCIATION individually and as Agent

By:	/s/ John Scott
Name:	John Scott
Title:	Vice President

RAYMOND JAMES BANK, FSB

By:	/s/ Thomas G. Scott
Name:	Thomas G. Scott
Title:	Senior Vice President

ROYAL BANK OF CANADA

By:	/s/ Dan LaPage
Name:	/s/ Dan LaPage
Title:	Authorized Signatory

MIHI LLC

By:	/s/ Robert Redmond
Name:	Robert Redmond
Title:	Vice Chairman

By:	/s/ Andrew Stock
Name:	Andrew Stock
Title:	Division Director

BANK OF AMERICA, N.A.

By:	/s/ Michael W. Edwards
Name:	Michael W. Edwards
Title:	Senior Vice President

JEFFERIES GROUP INC.

By:	/s/ J. Tracey Mehr
Name:	J. Tracey Mehr
Title:	Managing Director